UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/03/2008

AUSAM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  333-146853

Alberta, Canada	98-0552537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

13103 FM 1960 West
Suite 210
Houston, TX 77065
(Address of principal executive offices, including zip code)

832-678-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.    Material Modifications to Rights of Security Holders

Ausam Energy Corporation ("Ausam" or the "Company") announced July 3, 2008 that in connection with its recent graduation to Tier 1 of the TSX Venture Exchange ("TSXV") it has filed a Form 4D with the TSXV requesting the extension of the expiration date of certain of its outstanding warrants (the "Warrants") by three years. The table below sets forth the number of Warrants subject to the extension, the exercise price, and the current and requested expiration dates of such Warrants:
Number of Warrants        Exercise Price        Current Expiration Date        Requested Expiration Date
         125,685               CDN$3.25                    September 7, 2009                    September 7, 2012
      1,996,666               CDN$3.75                    February 8, 2009                        February 8, 2012
      3,092,682               CDN$3.25                    February 8, 2009                        February 8, 2012

Item 9.01.    Financial Statements and Exhibits

Exhibit 1 - Form 4D filed July 3, 2008 with the TSX Venture Exchange

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSAM ENERGY CORPORATION

Date: July 08, 2008	By:	/s/ Mark G. Avery
Mark G. Avery
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-1.	Form 4D filed July 3, 2008 with the TSX Venture Exchange